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                                   EXHIBIT 10


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Post-Effective Amendment No. 20 to the Registration Statement of Sentry Variable Account II (the "Account") on Form N-4 (File No. 33-85204) in the Statement of Additional Information of:

         (1) Our report dated February 11, 1999, on our audits of the financial statements of the Account; and

         (2) Our report dated February 12, 1999, on our audits of the statutory-basis financial statements of Sentry Life Insurance Company.

We also consent to the references to our Firm under the captions "Condensed Financial Information" in the Prospectus and "Independent Accountant" in the Statement of Additional Information.



s/  PricewaterhouseCoopers L.L.P.

November 29, 1999